UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08723

Upright Investments Trust

(Exact name of registrant as specified in charter)

615 West Mount Pleasant Ave.

Livingston, NJ  07039

(Address of principal executive offices)

(Zip code)

David Y.S. Chiueh

615 West Mount Pleasant Ave.

Livingston, NJ  07039

(Name and address of agent for service)

Registrant's telephone number, including area code: 973-533-1818

Date of fiscal year end: September 30

Date of reporting period: March 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Upright Growth Fund

SEMIANNUAL REPORT

March 31, 2006

_____________________________________________________________________________________________

_____________________________________________________________________________________________

TABLE OF CONTENTS

Shareholders Letter…………………………………………………………………………………….

1

Schedule of Investments ………………………………………………………………………………

4

Statement of Assets and Liabilities…………………………………………………………………….

 7

Statement of Operations………………………………………………………………………………..

8

Statements of Changes in Net Assets…………………………………………………………………..

9

Notes to the Financial Statements………………………………………………………………………

10

Financial Highlights……………………………………………………………………………………

13

Fund Expense…………………………………………………………………………………………..

14

Security Holding By Industry Sector…………………………………………………………………..       15

Trustees and Officers…………………………………………………………………………….…….       16

_____________________________________________________________________________________________

May 23, 2006

Dear Investor:

We are pleased to present you the semi-annual report to communicate the market and the Fund performance.  Two weeks ago many financial news highlighted the excitement of Dow Jones Industry Index nearing the historical high by 88 points.  The anticipation apparently did not materialize due to the selling pressure in the past few days.  We believe that it is highly possible that the Dow reaches the historical high by the end of 2006 based on the mere gap of less than 5% from today.  S&P 500 is presently 17% off from the historical high (excluding dividends) and might take longer to close the gap.  On the other hand, NASDAQ is still 57% off from the historical high.  Based on historical trending analysis, it may take more than 5 years to reach the number.

Performance review

The following describes the return rate percentage of Upright Growth Fund vs S&P 500 in the compound rate as of March 31, 2006:

1.

The Fund had an outstanding gain of 24.8% in one year period more than doubling the 11.8% gain of S&P 500.

2.

For a three year period, the Fund holds an impressive 23% profit with 6% ahead of S&P 500’s 17%.

3.

For the five year period, the Fund fell below S&P 500 3.97% at 1.12% due to the market crash in 2000.

4.

Since the inception of the Fund in 1999, both the Fund and S&P 500 shared similar low single digit gain at 1.65% and 2.23% respectively.  Again, the numbers are due to the 2000 burst.

The data indicates the Fund performed a surge in 2003 and some slight increases in 2004 and 2005.  On the other hand, S&P 500 had a moderate performance.  The Fund’s 5 year performance trails behind S&P due to the severe market downturn between 2000 and 2002.  The 78% decrease in NASDAQ investment value was almost as devastating as the stock market crash of the Great Depression in 1929 at 85%.  The Fund not only has recuperated from the loss, but also is surpassing the market performance.  We remain confident and positive for the Fund’s future outlook.

According to Alan Greenspan, the former chairman of Central Bank, and the current chairman, Bernanke,  the boom of the housing market is over.  It had a phenomenal lasting peak over the past five years.  However, the recent decline of housing sales and the drop in the new development applications both indicate the shift of the trend.  Any market funds with holdings in housing development/construction companies are impacted greatly.  Some of the holdings has declined nearly 50%.  Is our investment affected by the change in the housing market?  Upright Growth Fund is affected to a limited and managed extend with our holding of CHP (Champion Enterprise).  We acquired the stocks at its low and the return is still profitable.  Overall, the softness of housing market is not a critical factor in the Fund’s holdings.

Fund Portfolio Highlights

1.  Sandisk (SNDK) is currently the largest holding. The stock has declined approximately 20% since last Christmas.  The reasons are:

o

Overall stock market adjustments

o

The cooling-off period after the holiday sales

o

Additional competition in the same consumer product market

We remain positive on the stock due to NAND Flash its on-going market momentum and future product development.  With summer approaching, the electronic product market will become active again.  In addition, SanDisk is launching a new memory device, , which enables video playing up to 12 hours comparing to the 3-hour capacity of the competitors.  We anticipate the stock price will continue to grow.

2.  Micron (MU) was one of our star performers and our portfolio made a sizable profit in early 2000 for our assets management program.  (The Fund started to include the holding in February 2006.)  The stock inevitably set back with the entire tech market.  We recently started purchasing the stock again at around $15 per share.  The primary reason is trend for NAND Flash will apply consumer electric areas than many people thought. Micron partnering with Intel, received huge order from Apple Computer to manufacture NAND Flash memory and will receive 1.5 billion in cash and note from both Intel and Apple.  We forecast that Micron’s revenue and profit growth will gradually strengthen with the new venue.  In the meantime, Micron’s traditional DRAM market is expected to stabilize.

3.  ANDRX, a generic manufacturer,  is being acquired by Watson Pharmaceutical for $25 per share.  Our purchased prices were in the range of $14 to $17.  Due to the pending of the merger and acquisition, the stock price is around $23.5 and expecting to reach $25 when the acquisition is approved by the stockholders.  We anticipate there is an opportunity for a 10 % price appreciation in the next 3 to 6 months.

4.  UTSI is gradually being eliminated from our holdings.  We have identified other stocks with better potentials of return to replace the holding in the Fund’s portfolio.  It has not been a profitable pick and is currently being used as a tax selling stock.

Investment Strategy

The Fund has had a great run for the past three years.  Some of the holdings, though contributed to the high profit in the past, are experiencing the health care companies which is fastest-growing segment of the U.S economic and will likely remain so as country’s senior population continues to expend. We plan to steadily increase the holdings in this area with stocks that had been price adjusted and consistently demonstrate the growth potential, such as United HealthCare (UNH).  The Fund purchased Pacific Health System (PHS ) at $8 in 2001 and yielded a sizable profit as the company was later acquired by UNH.  UNH had since declined 30% but is currently at an attractive price for long-term profit.  We will continue looking for high potential stocks as such to add to our portfolio.

Summary

The only constant in the stock market is that it will go up and down, and sometimes left and right.  Some adjustments are healthy for the market’s long term growth.  The best investment strategy is consistent investment and diversification.  We encourage our investors to take advantage of the market adjustments to acquire stocks/funds at an attractive price for long term gain.  Regardless of the market shift, the companies with consistent profit growth and strong product demand will always outperform the market.

We appreciate your trust in the past.  Again, we look forward to working with you to achieve higher financial results in 2006.

Sincerely,

David Y.S. Chiueh, CFP

Portfolio Manager

This chart assumes an initial gross investment of $10,000 made on January 21, 1999 (commencement of operations).  Returns shown assume reinvestment of all dividends.  Performance reflects expense reimbursements and fee waivers in effect and do not reflect the sales charges.  Absent expense reimbursement and fee waivers, total returns would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

S&P 500 Stock Index - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

Average Annual Returns

For the Periods ended March 31, 2006

	1 -Year	3 -Year	5 - Year	Since Inception
Upright Growth Fund	24.78%	23.17%	1.12%	1.65%
S&P 500 Index	11.73%	17.22%	3.97%	2.23%
* Inception January 21, 1999

SCHEDULE OF INVESTMENTS
March 31, 2006

	Number of	Market
	Shares	Value
COMMON STOCKS –96.40%

Biotechnology –5.60%
Amgen, Inc. *	5,100	371,025
Forbes Medi-Tech, Inc.*	35,000	90,300
Millennium Pharmaceutical, Inc. *	3,000	30,270
		491,595

Building Industry- .50%
Champion Enterprises, Inc. *	3,000	44,880

Computer – 3.10%
Apple Computer, Inc. *	2,000	125,440
Dell Computer Corp. *	4,900	145,824
		271,264

Diversified Company – 2.60%
General Electric Company	2,000	69,560
Tyco International Ltd.	6,000	161,280
		230,840

Electronics - 10.90%
Corning, Inc.	10,000	269,200
Omnivision Technologies *	10,000	302,000
Sanmina Corp. *	18,450	75,645
Vishay Intertechnology *	15,000	213,600
Vitesse Semiconductor *	25,000	89,000
		949,445

Energy – 1.20%
AES Corp. *	6,000	102,360

Financial Service – 1.10%
Citigroup, Inc.	2,000	94,460

Furniture- .60%
La-Z-Boy, Inc.	3,000	51,000

Healthcare – 2.10%
Unitedhealth Group Inc.	3,300	184,338

Household - .50%
Helen of Troy Ltd. *	2,000	42,400

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2006
	Number of	Market
	Shares	Value
Internet – .50%
Verisign, Inc. *	2,000	47,980

Leisure - 1.30%
Brunswick Corp. *	3,000	116,580

Medical – 23.20%
Andrx Group *	23,000	546,020
Biovail Corp.	20,000	487,000
Merck & Co., Inc.	6,000	211,380
Pfizer Incorporated	30000	747,600
Stemcells, Inc. *	10,000	35,800
		2,027,800

Networks - .50%
Cisco Systems, Inc. *	1,900	41,173

Oil - 1.30%
Chevron Corp.	2,000	115,940

Retail – .90%
Charming Shoppes, Inc. *	3,000	44,610
Timberland Co. CI A *	1,000	34,230
		78,840

Semiconductor – 18.00%
Applied Materials, Inc.	5,000	87,550
Conexant Systems, Inc. *	20,000	69,000
Cypress Semiconductor *	5,000	84,750
Integrated Device Tech *	20,000	297,200
Intel Corp.	6,000	116,760
LSI Logic Corp. *	29,000	335,240
Micron Technology, Inc. *	16,000	235,520
Silcon Motion Technology *	6,000	72,660
Taiwan Semiconductor ADRF	9,582	96,395
Texas Instruments, Inc.	5,500	178,585
		1,573,660

Software and Services – 1.60%
Oracle Corp. *	10,000	136,900

Storage Technology – 17.70%
EMC Corp. Mass *	18,000	245,340
Hutchinson Tech, Inc. *	1,500	45,255
Komag, Inc. New *	7,000	333,200
Network Appliance, Inc. *	4,000	144,120
Sandisk Corp. *	13,500	776,520
		1,544,435

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2006

	Number of	Market
	Shares	Value

Telecommunication – 2.60%
Lucent Technologies, Inc.	5,000	15,250
Nokia Corp. Spon ADR	7,000	145,040
Utstarcom, Inc. *	11,000	69,190
		229,480

Tobacco - .30%
Phillip Morris Companies, Inc.	400	28,344

Transportation - .10%
Dryships, Inc.	1,000	10,580

Total Common Stocks (Cost $7,339,333)		8,414,294

Short Term Investments – 4.33%
U.S. Bank-First American Prime Obligations	379,583	379,583

Total Investments (Cost $7,718,916)		8,793,877

Other Assets Less Liabilities – .73%		(63,748)

Total Net Assets 100.0%		$8,730,129

* Non-income producing security

ADR - American Depository Receipt

See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2006 (UNAUDITED)

ASSETS:
Investments, at market value (identified cost $7,339,332)	$8,793,877
Dividends receivable	1,045
Total Assets	8,794,922

LIABILITIES:
Investment advisory fees accrued	31,502
Payable for investments purchased	10,010
Insurance fees accrued	983
Administrative fees accrued	9,451
Custody fees accrued	4,038
Professional fees accrued	3,881
Trustee fees accrued	2,284
Registration fees accrued	1,011
Other	1,634
Total Liabilities	64,793

NET ASSETS	$8,730,129

NET ASSETS CONSIST OF:
Capital stock, par value $1.00 per share; unlimited
number of shares authorized; 777,051 shares issued
and outstanding	$ 777,051
Additional paid-in capital	6,747,557
Accumulated undistributed:
Net investment loss	(388,696)
Net realized loss on investment transactions	139,672
Net unrealized appreciation on investments	1,454,545

Total Net Assets	$8,730,129

Net Asset Value, Redemption Price Per Share	$ 11.23

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS
March 31, 2006 (UNAUDITED)

INVESTMENT INCOME:
Dividend income	$ 19,453
Interest income	402
Total Investment Income	19,855

EXPENSES:
Investment advisory fees	60,074
Administrative fees	18,022
Custody fees	1,183
Professional fees	10,280
Trustee fees	290
Registration fees	232
Insurance fees	503
Other	34
Total Expenses	90,618

NET INVESTMENT LOSS	(70,763)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	324,570
Change in unrealized appreciation on investments - net	630,152
Total realized and unrealized appreciation on investments - net	954,722

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 883,959

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS	Unaudited
	Six months	Year Ended
	March 31, 2006	Sep 30, 2005

OPERATIONS:
Net investment loss	$ (70,763)	$ (103,514)
Net realized gain / loss on investments	324,570	(86,263)
Change in unrealized appreciation on investments - net	630,152	1,021,693
Net increase in net assets from operations	883,959	831,916

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	534,412	1,558,655
Payments for shares redeemed	(165,855)	(609,569)
Net increase in net assets from capital share transactions	368,557	949,086

TOTAL INCREASE IN NET ASSETS	1,252,516	1,781,002

NET ASSETS:
Beginning of period	7,477,611	5,696,609

End of period	$8,730,129	$7,477,611

CHANGES IN SHARES OUTSTANDING:
Shares sold	50,009	162,924
Shares redeemed	(15,170)	(63,380)
Net increase in shares outstanding	34,839	99,544

Note: The fund had no undistributed net investment income, accumulated loss, or accumulated distributions in        excess of net investment income for each of the periods presented.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2006

 1. ORGANIZATION

The Upright Investments Trust (“the Trust) was organized as a business trust under the laws of the State of Delaware under a Certificate of Formation dated March 4, 1998, and is registered as an open end, diversified management investment company under the Investment Company Act of 1940.  The Certificate of Formation provides for an unlimited number of authorized shares of beneficial interest, which may, without shareholder approval, be divided into an unlimited number of series of such shares.  The Trust presently consists of one diversified investment portfolio, Upright Growth Fund (the “Fund”).  The principal investment objective of the Fund is to provide long-term growth of capital, with income as a secondary objective.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles.

a)   Investment Valuation - Common stocks that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made.  Price information on listed securities is taken from the exchange where the security is primarily traded.  Common stocks which are listed on an exchange but which are not traded on the valuation date are valued at the current bid prices.  Unlisted equity securities for which market quotations are readily available and options are valued at the current bid prices.  Debt securities which will mature in more than 60 days are valued at the latest bid prices furnished by an independent pricing service.  Short-term instruments with a remaining maturity of 60 days are valued at the latest bid prices furnished by an independent pricing service. Short-term instruments with a remaining maturity of 60 days are valued at amortized cost, which approximates market value.  Other assets and securities for which no quotations are        readily available are valued at fair value as       determined by the Upright Financial Corporation

        (“Adviser”) in accordance with procedures       approved by the Board of Directors.

b)   Federal Income Taxes - The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no federal income tax provision is required.  At March 31, 2006, the Fund had a net capital loss carryover of approximately $184,898 to offset the gain $324,570.12, which generated from October 1, 2005 to March 31, 2006.

c)

Distributions to Shareholders - Distributions from net investment income, if any, are declared and paid annually.  Distributions of the Fund’s net realized capital gains, if any, are declared at least annually.  Distributions are recorded on the ex-dividend date.

The fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP.  These reclassifications are due to differing treatment for items such as deferral of wash sales and net operating losses.

d)     Other - Investment and shareholder transactions are recorded on the trade date.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

e)

Repurchase Agreements - In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of         the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2006

f)   Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

g)

Securities Sold Short - The Fund may make short sales. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination.  The Fund records a realized gain or loss when the short position is closed out.  The fund did not have any open short positions at March 31, 2006.

h)

Securities Purchased on Margin – The Fund may purchase securities on margin in which case the Fund does not fully pay for securities purchased and borrows amounts to settle the purchase.  No securities were purchased on margin at March 31, 2006.

3. INVESTMENT TRANSACTIONS

 The aggregate amounts of security transactions during the year ended March 31, 2006 (excluding repurchase agreements and short-term securities), were as follows:

                                        Other than

                                        U.S. Govt.            U.S. Govt.

                                        Securities             Securities

Purchases

    $2,809,064                   -

Proceeds from sales        1,714,308

                   -

As of March 31, 2006, the gross unrealized appreciation for all securities totaled $1,792,384 and the gross unrealized depreciation for all securities totaled $337,839 or a net unrealized appreciation of $1,454,545. The aggregate cost of securities for federal income tax purposes at March 31, 2006 was $7,339,332.  During the year ended March 31, 2006, the Fund paid no dividends nor did it have distributable earnings.

4. INVESTMENT ADVISORY AND OTHER               AGREEMENTS

The Fund has entered into an Investment Advisory Agreement with Upright Financial Corporation (“Adviser”).  Pursuant to its Investment Advisory Agreement with the Fund, the Adviser is entitled to  receive a fee, calculated at an annual rate of 1.50% of its daily net assets.  The Fund has accrued $60,074 of adviser fees through March 31, 2006.  During the six months ended March 31, 2006 the fund paid $78,612 in advisory fees.

Upright Financial Corporation is the Fund’s administrator (the“Administrator”). As compensation for services rendered to the Fund, the Administrator is entitled to receive a fee calculated at an annual rate of. 45% of its daily net assets.  The Fund has accrued $18,022 of administrative fees through March 31, 2006. During the six months ended March 31, 2006, the Fund paid $23,584 in administrative fees.

Mutual Shareholder Services serves as transfer agent and U.S. Bank serves as custodian.

David Y.S. Chiueh is an officer of Upright Financial Corporation, the Fund Adviser.  He is also an officer and trustee of the Fund

5. SALES CHARGE

The sales charges of the Fund are outlined below:

Investment

Up to $49,999

3.00%

3.09%

$50,000-$99,999

2.50%

2.56%

$100,000-$249,999

2.25%

2.30%

$250,000-$499,999

1.75%

1.78%

$500,000-$749,999

1.50%

1.52%

$750,000-$999,999

1.25%

1.27%

$1 million and up

0.75%

0.76%

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2006

CAPITAL SHARE TRANSACTIONS

Transactions  in capital shares were as follows:

	For the six months		For the year ended
	ended		September 30, 2005
Shares sold	50,009	$534,412	162,924	$1,558,655
Shares redeemed	15,170	165,855	63,380	609,569
Net capital share
Transactions	34,839	$ 368,577	99,544	$949,086

Upright Growth Fund

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each year.

	Six Months Ended	Year ended September 30,
	March 31, 2006	2005	2004	2003	2002
PER SHARE DATA
Net asset value, beginning of period	$10.07	$8.86	$8.35	$5.51	$8.65

Investment operations:
Net investment loss	(0.09)	(0.15)	(0.14)	(0.12)	(0.09)
Net realized and unrealized gain (loss) on investments	1.25	1.36	0.65	2.96	(3.05)
Total from investment operations	1.16	1.21	0.51	2.84	(3.14)

Less distributions:
From net investment income

Net asset value, end of year	$11.23	$10.07	$8.86	$8.35	$ 5.51

TOTAL RETURN	11.52%	13.64%	6.11%	51.54%	(36.24)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$8,730	$7,478	$5,696	$3,845	$2,186

Ratio of net expenses to average net assets	2.24%	2.28%	2.15%	2.48%	2.24%
Ratio of net investment income (loss) to average net assets	(1.74)%	(2.20)%	(1.55)%	(2.38)%	(1.91)%
Ratio of net expenses to average net assets- without fee waiver	2.24%	2.28%	2.15%	2.48%	2.24%
Ratio of net investment income to average net assets - without fee waiver	(1.74)%	(2.20)%	(1.55)%	(2.38)%	(1.91)%
Portfolio turnover rate	22.89%	55.49%	37.76%	20.40%	9.52%

Note: The fund used average share method to calculate selected data for a share outstanding throughout each year

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330

FUND EXPENSES

A shareholder of each Fund incurs two types of costs: (1) transaction costs, such as sales charge if applied, and (2) ongoing costs, including investment advisory fees and other fund expenses. The examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2005 through March 31, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expense. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000, then multiply the result by the number in the first line under the heading entitled “Expensed Paid During Period ” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Upright Growth Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2005	March 31, 2005	October 1, 2005 to March 31, 2006

Actual	$1,000.00	$1,115.19	$11.81
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,013.76	$11.25

* Expenses are equal to each Fund's annualized expense ratio of 2.24%, multiplied by the average account value over the period, Multiplied by 182/365 (to reflect the one-half year period).

UPRIGHT GROWTH FUND

 Security Holdings By Industry Sector

March 31, 2006

The following chart gives a visual breakdown of the Fund by the industry sectors. The underlying securities represent a percentage of the portfolio investments.

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  A majority of Upright‘s board members are independent, meaning that they have no affiliation with Upright or the funds they oversee.

The Fund is not part of a “fund complex”.  The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Year of Birth	Position(s) Held With Trust	Principal Occupations (Past 5 Years)	Other Directorships Held by Trustee
David Y.S. Chiueh[1] 615 west Mt. Pleasant Ave Livingston, NJ 07039 Year of Birth: 1957	Trustee since 1998; Chairman of the Board and Chief Executive Officer since 1998	President of the Investment Adviser since 1990; He held the license of Certified Financial planner since 1991.	None

1 David Y.S Chiueh is “interested persons” of the Trust because he is officer of the Trust.  In addition, he may be deemed to be “interested persons” of the Trust because he is  officer of the Fund’s adviser.

The following table provides information regarding each Trustee who is a “Non-interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Year of Birth	Position(s) Held With Trust	Principal Occupations (Past 5 Years)	Other Directorships Held by Trustee
Wellman Wu Kam Man Food Inc. 511 Old Post Road Edison, NJ 08817 Year of Birth: 1942	Trustee since 1998

President of Kam Man Food Corp. in New Jersey since 1996 and Vice-president of Kam Man Food Inc in New York since 1972. He also served as President of Kam Kuo Food Corp. in New York since 1992. The Kam Man Group is one of biggest supermarket of Chinese food in east coast.

None
Carol Jou 63 Mcclellan Ave Livingston, NJ 07039 Year of Birth: 1964	Trustee since December 2005	IT application systems Engineer, Schering-Plough Pharmaceutical Corporation, Kenilworth (2005 to present); IT application systems Engineer, Novartis Pharmaceutial Corporation (2001 to 2005)	None

The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request by calling the Fund at 973-533-1818.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of September 30, 2005, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s first fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Upright Investments Trust

By /s/David Y.S. Chiueh

*David Y.S. Chiueh

Chief Executive Officer

Date June 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/David Y.S. Chiueh

*David Y.S. Chiueh

Chief Executive Officer

Date June 9, 2006

By : /s/ Wellman Wu

Wellman Wu

Chief Financial Officer

Date:  June 9, 2006

* Print the name and title of each signing officer under his or her signature.